Filed Pursuant to Rule 497(k)
Registration No.: 333-32798

SUNAMERICA SENIOR FLOATING RATE FUND, INC.

AIG Senior Floating Rate Fund

(the “Fund”)

Supplement dated January 28, 2019 to the

Fund’s Summary Prospectus dated April 30, 2018, as supplemented to date

Effective immediately, the following changes are made to the Summary Prospectus:

The following is added after the first sentence of the paragraph under the subsection of the Summary Prospectus entitled “Fees and Expenses of the Fund”:

In addition to the fees and expenses described below, you may also be required to pay brokerage commissions on purchases and sales of Class W shares of the Fund.

The following is added after the third sentence of the paragraph under the subsection of the Summary Prospectus entitled “Fees and Expenses of the Fund – Example”:

You may be required to pay brokerage commissions on your purchases and sales of Class W shares of the Fund, which are not reflected in the Example.

Capitalized terms used herein but not defined shall have the meanings assigned to them in the Summary Prospectus.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.

SUP2_SFRSP_4-18